AMENDMENT NO. 3 TO
                             CONSULTING AGREEMENT


     THIS AMENDMENT NO. 3 TO CONSULTING AGREEMENT (this "Amendment") is effective January 30, 2001 by and between Insynq, Inc., a Delaware corporation (the "Company"), and One Click Investments, LLC ("Holder").


                              W I T N E S S E T H

WHEREAS, the parties have executed that certain Financial Public Relations Consulting Agreement as of September 20, 1999; and

WHEREAS, the parties have executed that certain Amendment No. 1 to Consulting Agreement as of June 30, 2000; and

WHEREAS, the parties have executed that certain Amendment No. 2 to Consulting Agreement as of October 31, 2000; and

WHEREAS, the original Consulting Agreement granted certain warrants to Consultant (the "Warrants"); and

WHEREAS, the parties have executed that certain Warrant Purchase Agreement as of August 4, 2000; and

WHEREAS, the parties have executed that certain Registration Rights Agreement (the "Registration Agreement") as of August 4, 2000; and

WHEREAS, the Company filed a certain Form SB-2 Registration with the Securities and Exchange Commission December 14, 2000; and

WHEREAS, the Holder agreed not to be included in that certain Form SB-2 Registration; and

WHEREAS, the parties have deemed it to be in their mutual best interests to amend the Warrants to reflect a new exercise price to purchase common stock, $0.001 par value per share (the "Common Stock"), of the Company thereunder.

NOW, THEREFORE, in consideration of the foregoing, and of the mutual covenants hereinafter contained, and of other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

     Each Warrant Certificate, and the applicable provisions of the Consulting Agreement, is hereby amended to reflect a new exercise prices as follows:

          500,000 Warrants at $0.50 (Fifty Cents) per share
          500,000 Warrants at $2.00 (Two Dollars) per share
          500,000 Warrants at $7.50 (Seven Dollars and Fifty Cents) per share


     IN WITNESS WHEREOF, the parties have executed this Amendment effective as of the date set forth above.


                                       ONE CLICK INVESTMENTS, LLC

                                       BY: /s/ Eric Estoos

                                       Name:   Eric Estoos

                                       Title:  Senior Managing Partner



                                       INSYNQ, INC.

                                       By:     ________________________________

                                       Name:   ________________________________

                                       Title:  ________________________________


===============================================================================